SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 21, 2006

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

                                                          of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry Into a Material Definitive Agreement

On June 14, 2006, Cordia Corporation, (“Cordia”) a Nevada corporation, and Barron Partners, L.P., (“Barron”) a Delaware limited partnership, entered into a Warrant Purchase Agreement.  Under the terms of the agreement, Cordia agreed to repurchase 1,170,000 warrants originally issued to Barron in a private placement in March 2005.  The closing for this transaction occurred on June 21, 2006. A total of 1,170,000 warrants, 420,000 A Warrants and 750,000 B Warrants, were purchased by Cordia from Barron for a purchase price of $309,000 representing $0.20 per A Warrants and $0.30 per B Warrants.  The warrants were thereafter cancelled by Cordia and as a result Cordia does not have any outstanding warrants.

The warrants were issued to Barron in March 2005, pursuant to a private placement agreement between Cordia and Barron which resulted in the issuance of 1,500,000 shares of Series A Convertible Preferred Stock and 1,500,000 warrants.  Barron currently holds 707,800 shares of Series A Convertible Preferred Stock and prior to selling the warrants to Cordia exercised 330,000 A Warrants.  The A Warrants had an exercise price of $2.00 and B Warrants had an exercise price of $4.00 which were subsequently reduced based upon EBIDTA earnings for the year ended December 31, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

10.1                                                  Warrant Purchase Agreement dated June 14, 2006 between Cordia Corporation and Barron Partners LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: June 21, 2006                                                                                             Joel Dupré, Chief Executive Officer,

                                                                                                                               Duly Authorized Officer